UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006

Technology Solutions Company
(Exact name of Registrant as specified in its charter)
Incorporated in the State of Delaware
Commission File Number 0–19433
Employer Identification No. 36-3584201
205 North Michigan Avenue
Suite 1500
Chicago, Illinois 60601
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 228-4500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
SIGNATURE
EXHIBIT INDEX
Text of Press Release

ITEM 8.01.	OTHER EVENTS
On March 1, 2006 Technology Solutions Company (the “Company”) issued a press release announcing that the Company is in discussions to acquire the consulting business of Charter Consulting, Inc. The press release is attached hereto as Exhibit 99.1 and is being furnished pursuant to Item 8.01 of Form 8-K (Other Events).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHNOLOGY SOLUTIONS COMPANY

Date: March 2, 2006	By:	/s/ SANDOR GROSZ
Sandor Grosz
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated March 1, 2006, titled Technology Solutions Company Plans to Acquire Charter Consulting